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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            THANE INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)
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
                           DELAWARE                                                      52-2000275
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   (State or Jurisdiction of Incorporation or Organization)               (I.R.S. Employer Identification Number)


          78-140 CALLE TAMPICO, LA QUINTA, CALIFORNIA                                      92253
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           (Address of Principal Executive Offices)                                       Zip Code
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         If this form relates to the registration of a class of securities pursuant to Section 12 (b) of the Exchange Act and is effective pursuant to
General Instruction A.(c), check the following box. [ ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

         Securities Act registration statement file number to which this form relates: Form S-4, File No. 333-76224.

         Securities to be registered pursuant to Section 12(b) of the Act:

      Title of Each Class                   Name of Each Exchange On Which
      To Be So Registered                   Each Class Is To Be Registered
      -------------------                   ------------------------------


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        Securities to be registered pursuant to Section 12(g) of the Act:

                   Common Stock, par value of $.001 per share
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                                (Title of Class)


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                                (Title of Class)


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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         Reference is made to the discussion of the Registrant's common stock in the section entitled "Description of Thane Capital Stock" contained in the Registrant's Registration Statement on Form S-4 (Registration No. 333-76224) filed with the Securities and Exchange Commission ("Commission") on January 3, 2002, as amended on February 20, 2002, March 29, 2002 and April 23, 2002.

ITEM 2. EXHIBITS

3.1      Amended and Restated Articles of Incorporation of Registrant*

3.2      Amended and Restated Bylaws of Registrant*

4.1      Form of Common Stock certificate*



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*    Incorporated by reference to the Exhibit of the same number included with the Registrant's Registration Statement on Form S-4 (Registration No. 333-76224) filed with the Securities and Exchange Commission on January 3, 2002, as amended.

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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: May 22, 2002.                         THANE INTERNATIONAL, INC.



                                             By:  /s/ Kevin J. McKeon
                                                --------------------------------
                                                      Kevin J. McKeon
                                                      Chief Financial Officer





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